Summary Prospectus dated March 1, 2010

Eaton Vance International Equity Fund Class /Ticker A / EAIEX C / ECIEX I / EIIEX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to http://funddocuments.eatonvance.com, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund’s investment objective is to achieve total return for its shareholders. The Fund currently invests its assets in International Equity Portfolio, a separate registered investment company with the same objective and policies as the Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 28 of the Fund’s Prospectus and page 29 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None
Redemption Fee (as a percentage of amount redeemed or exchanged)	1.00%	None	1.00%

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class C	Class I

Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	n/a
Other Expenses	1.10%	1.10%	1.10%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.36%	3.11%	2.11%
Expense Reimbursement(2)	(0.85)%	(0.85)%	(0.85)%
Advisory Fee Reduction (from investment in affiliated money market fund)	(0.01)%	(0.01)%	(0.01)%
Net Annual Fund Operating Expenses(2)	1.50%	2.25%	1.25%

(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolio.
(2)	The investment adviser, sub-adviser and administrator have agreed to limit the Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses allocated from unaffiliated investment companies) of Class A, Class C and Class I to 1.50%, 2.25% and 1.25%, respectively. This expense limitation will continue through February 28, 2011. Thereafter, the expense limitation may be changed or terminated at any time. The expense limitation relates to ordinary operating expenses only and amounts reimbursed may be subject to recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Expenses with Redemption				Expenses without Redemption

	1 Year	3 Year	5 Year	10 Years	1 Year	3 Year	5 Year	10 Years

Class A shares	$719	$1,190	$1,686	$3,045	$719	$1,190	$1,686	$3,045
Class C shares	$328	$ 877	$1,551	$3,352	$228	$ 877	$1,551	$3,352
Class I shares	$127	$ 576	$1,051	$2,364	$127	$ 576	$1,051	$2,364

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks of companies domiciled in countries represented in the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index. The MSCI EAFE Index is an unmanaged index of approximately 1,000 companies located in twenty-one countries. The Fund seeks to outperform the MSCI EAFE Index, however there can be no assurance that it will do so. The Fund normally invests at least 80% of its net assets in foreign equity securities (the “80% Policy”). The Fund maintains investments in not less than five different countries and may invest in companies located in established or emerging market countries. As an alternative to investing directly in foreign equity securities, the Fund may invest in depositary receipts, which are considered foreign securities for purposes of the Fund’s 80% Policy. The Fund may also lend its securities.

The Fund may engage in derivative transactions such as options, futures contracts and options thereon, forward currency exchange contracts, equity swaps and equity collars to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to enhance returns, or as a substitute for the purchase or sale of securities or currencies. The Fund may also engage in covered short sales.

The portfolio managers use fundamental research in managing the Fund. The portfolio managers utilize information provided by, and the expertise of, the investment adviser’s research staff in making investment decisions. In selecting stocks for investment, the portfolio managers may consider overall growth prospects, financial condition, competitive position, technology, marketing expertise, profit margins, return on investment, capital resources, management and other factors. In selecting stocks for sale, the portfolio managers rely on a quantitative multi-factor ranking system and sector analysts to highlight deteriorating fundamentals, falling earnings estimates, poor valuation, worsening growth prospects, and poor relative price performance. Also, deteriorating macroeconomic factors for a security’s country of operation or industry can trigger a review for sale. The Fund generally acquires securities with the expectation of holding them for the long-term. It is intended that any change in the Fund’s investment objective will be submitted to shareholders for approval.

Principal Risks

Equity Investing Risk. The Fund’s shares may be sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole. The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline and although stock values can rebound, there is no assurance that values will return to previous levels.

Foreign Investment Risk. Because the Fund can invest a significant portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are substantially smaller, less liquid and more volatile than the major markets in developed countries, and as a result, Fund share values may be more volatile. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility. Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities including political and economic risks.

Smaller Companies Risk. Smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group, or lack substantial capital reserves or an established performance record. There is generally less publicly available information about such companies than for larger, more established companies.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to

Eaton Vance International Equity Fund	2	Summary Prospectus dated March 1, 2010

hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Securities Lending Risk. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates which exceed the costs involved.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Fund’s Annual Fund Operating Expenses as a percentage of Fund average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You may lose money by investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the period from December 31, 2006 through December 31, 2009, the highest quarterly total return for Class A was 20.03% for the quarter ended September 30, 2009, and the lowest quarterly return was –23.88% for the quarter ended September 30, 2008.

Average Annual Total Return as of December 31, 2009	One Year	Life of Fund

Class A Return Before Taxes	16.84%	–3.92%
Class A Return After Taxes on Distributions	16.87%	–3.99%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	11.59%	–3.13%
Class C Return Before Taxes	21.93%	–3.08%
Class I Return Before Taxes	23.95%	–2.15%
Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index (reflects net dividends, which reflect the deduction of withholding taxes)	31.78%	–1.39%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge ("CDSC") for Class C. Class A, Class C and Class I commenced operations on May 31, 2006. Life of Fund returns are calculated from May 31, 2006. The MSCI EAFE Index is a broad-based, unmanaged market index of international stocks. Investors cannot invest directly in an Index. (Source for MSCI EAFE Index: Lipper, Inc.)

Eaton Vance International Equity Fund	3	Summary Prospectus dated March 1, 2010

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR").

Investment Sub-Adviser. Eagle Global Advisors L.L.C. ("Eagle").

Portfolio Managers

Edward R. Allen, III, Partner of Eagle, has co-managed the Portfolio since 2006.

Thomas N. Hunt, III, Partner of Eagle, has co-managed the Portfolio since 2006.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to Eaton Vance Funds, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, "financial intermediaries"), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4335-3/10	INTLEQSP	© 2010 Eaton Vance Management

Eaton Vance International Equity Fund	4	Summary Prospectus dated March 1, 2010